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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ---------------

DATE OF REPORT: JULY 11, 1994

                              ZAPATA CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                 1-4219             C-74-1339132
   (State or other jurisdiction  (Commission File No.)   (I.R.S. Employee
           of incorporation)                            Identification No.)

           P.O. BOX 4240
          HOUSTON, TEXAS                                 77210-4240
(Address of principal executive offices)                 (Zip Code)

                                (713) 940-6100
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

    The information set forth in the press release issued by Zapata Corporation on July 11, 1994 and filed as Exhibit 99(a) hereto is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

        Exhibit 99(a)  --Press Release of Zapata Corporation issued on
                         July 11, 1994

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ZAPATA CORPORATION
                                              (Registrant)

Date: July 21, 1994                        By: /s/ Marvin J. Migura
                                              ----------------------------
                                              Marvin J. Migura,
                                              Senior Vice President and
                                              Chief Financial Officer

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